UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2016 (May 31, 2016)

ACRE REALTY INVESTORS INC.

(Exact name of registrant as specified in its charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

c/o Avenue Capital Group
399 Park Avenue, 6th Floor
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

212-878-3504

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Upon the previously announced closing of the stock purchase by A-III Investment Partners LLC (“A-III”) in ACRE Realty Investors Inc. (f/k/a Roberts Realty Investors, Inc.) (the “Company”) on January 30, 2015, A-III and the Company entered into a Registration Rights Agreement, dated as of January 30, 2015 (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to file on or before the 180th day after the date of the Registration Rights Agreement (or July 30, 2015) a shelf registration statement providing for the resale from time to time of the shares of Company common stock owned by A-III, including shares of common stock underlying the warrants that A-III holds (a “Shelf Registration Statement”).

The Company previously announced that, on September 3, 2015, the Company’s Board of Directors unanimously approved a deferral of the deadline for the Company to file a Shelf Registration Statement to register for resale A-III’s shares of Company common stock until up to May 31, 2016.

On May 31, 2016, A-III and the Company agreed to further extend the deferral of the Shelf Registration Statement filing deadline under the Registration Rights Agreement until up to December 31, 2016. The Company’s Board of Directors unanimously approved the extension of the filing deadline on May 31, 2016. Other than the foregoing extension of the filing deadline to December 31, 2016, all terms and conditions of the Registration Rights Agreement remain in full force and effect.

Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements relate to our intent, belief, or expectations regarding the Company’s eligibility to use Form S-3 for the Shelf Registration Statement later in 2016 and the ability of the Company to save costs by using Form S-3. These statements involve risks and uncertainties that include the risk that the Company could fail to satisfy the eligibility requirements to use Form S-3 later in 2016. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For more information about other risks and uncertainties we face, please see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K, a copy of which can be obtained from the Company’s website at www.acrerealtyinvestors.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACRE REALTY INVESTORS INC.

Dated: June 3, 2016	By:	/s/ Gregory I. Simon
Gregory I. Simon
Executive Vice President, General Counsel and Secretary